Convergys Acquires Stream Global Services January 6, 2014 Exhibit 99.1

Forward Looking Statements
Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute “forward-looking statements” as defined under U.S. federal securities laws. In some cases, one can identify forward looking statements by terminology such as “will,” “expect,”
“estimate,” “think,” “forecast,” “guidance, “outlook,” “plan,” “lead,” “project” or other comparable terminology. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks include, but are not limited to: (i) the ability of the parties to satisfy the conditions precedent and consummate the proposed transaction; (ii) the timing of consummation of the proposed transaction; (iii) the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated; (iv) the ability of Convergys to integrate the acquired operations, implement the anticipated business plans of the combined company following closing and achieve anticipated benefits and cost savings, (v) risks related to disruption of management’s attention from ongoing business operations due to the pending transaction; (vi) the effect of the announcement of the proposed transaction on either party’s relationships with its respective customers, vendors, lenders, operating results and businesses generally; and (vii) those factors contained in our periodic reports filed with the SEC, including in the “Risk Factors” section of our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking information in this document is given as of the date of the particular statement and we assume no duty to update this information. Our filings and other important information are also available on the investor relations page of our web site at www.convergys.com.

Transaction Summary

•
Convergys to acquire Stream for $820M in cash
Transaction
•
Combination creates $3 billion market leader
Combined
Company
•
$400M in cash (including $150M held offshore)
•
$420M in fully committed financing
Financing
•
Expect ~$0.35 incremental non-GAAP EPS first 12 months
•
Expect $25M/yr cost synergies: 50% 1
st
year, 100% year 2
•
$40M net cash tax benefit from NOLs and other attributes
Financial
Benefits
•
Expect to close by end of first quarter 2014
•
Conditional on customary regulatory filings
Conditions/
Timing

Stream: Premier Global Services Provider
•
Global service provider
–
40,000 employees, 56 contact centers, 35
languages, 22 countries
–
Americas, EMEA, Asia-Pacific, CALA
•
Serving marquee client base
–
leading companies in the Fortune 1000
•
Across wide breadth of industries
–
technology, computing, telecom, retail,
entertainment/media, financial services
•
Diverse service capabilities
–
technical support, customer care, sales
Margin
* Pro forma includes contribution from LBM
Overview
$865
$915
$943
2010 2011 2012
$75
$95
$111
9%
10%
12%
2010 2011 2012
Historical Adjusted Revenue and EBITDA*

Stream Meets Disciplined Selection Criteria
Revenue trajectory
Organic growth
Organic growth
Complementary clients
Fortune 1000
marquee clients
Fortune 1000
marquee clients
EMEA/CALA
expansion
EMEA/CALA
expansion
Technical support
leader
Technical support
leader
Senior talent to
join Convergys
Senior talent to
join Convergys
Multiple in line
with precedents
Multiple in line
with precedents
Selection Criteria
Stream
Presence in desired geographies
Capabilities clients value
Strong management team
Valuation

Strategic and Financial Benefits of the Acquisition

Financial Benefits
Expands US and global presence
Combination creates #2 global service
provider by revenue
Cost synergy potential
Cost efficiencies from IT/IS infrastructure,
operations/support, executive and finance
Compatible business models, similar
structures and cultures ease integration
Strategic Benefits
More balanced revenue profile
More diversified client base, geographic
footprint and service capabilities
Enhances prospects for future revenue and
EPS growth
Preserves financial flexibility
Strong cash flow generation
Ample liquidity after close
Adds multi-shore delivery capacity
Provides new in-country language skills in
EMEA/CALA to serve multinational clients
Enhances geographic reach, breadth
of languages and service capabilities
Diversifies client portfolio
Highly accretive transaction
Reduces client concentration
Allows Convergys to apply its successful
business model across increased client base
Strengthens offering to technology clients
Leverages strong balance sheet
Tax efficient use of cash held offshore
Strong technical support expertise,
lead-generation solution offerings

Today

RATIONALE #1:
Diversifies Base With Complementary Clients
Combined
(Pro Forma)
Reduces client concentration
Convergys Client Base Revenue Breakdown
Additional
Stream
clients
Top 3
clients
47%
Top 3
clients
33%
Rest of
clients
Rest of
clients

RATIONALE #2:
Strengthens Services for Technology Industry
Technology Client Share
of Convergys Revenue
9%
2X
Combined Revenue by Vertical
(Pro Forma)
59%
Communications
6%
Financial
18%
Technology
17%
Other
Creates more balanced mix across industries
18%
Today Combined

RATIONALE #3:
Enhances Geographic Reach, Languages and Services
•
Adds European in-country
language support
•
Gain technical support services
expertise
•
LBM provides lead generation
services

Breadth of Languages and
Service Capabilities
Combined Revenue by Delivery Region
(Pro Forma)
47%
North America
20%
Rest of World
(EMEA/CALA)
34%
Asia
3X increase in EMEA/CALA share of revenue

All Cash Transaction, Ample Liquidity Post Close

100% Cash Funded
$820M Purchase Price
US Cash
$250
Offshore
Cash
$150
Fully
committed
debt
facilities
$420
*
Balance Sheet and Liquidity*
(Pro Forma $M)
Cash ~$200
Total debt/EBITDA ratio 1.6x
Debt ~$600
> $550 Available liquidity
Debt includes capital leases; available liquidity includes
undrawn revolver and A/R securitization facilities, cash
and short-term investments as of transaction close.

IT/IS
Operational
Executive
Finance
Expected scale

–

–

–

–

–

Complementary Businesses Create Synergies

• Planning to facilitate smooth integration into Convergys structure post close significant diligence performed to identify synergies
combine all operations under global operating model
streamline IT/operations systems and tools
eliminate overlap job functions, standardize processes
Stream management augments operations and sales teams
* Expect to realize 50% first year, 100% within 24 months post close.
$25M
IT/IS
infrastructure
Operations/
support
Executive Finance Expected scale
efficiencies*

Capital Structure Principles Remain Intact
Maintain Strong
Balance Sheet

Invest in Strategic
Growth
Return Capital to
Investors
• Preserve strong balance sheet, liquidity
and credit rating
– maintain flexibility to invest in organic and
strategic growth
– leverage range within +/- 2x debt/EBITDA
• Continue to return capital to investors
– dividend
– opportunistic share repurchase
• Investment in organic growth
– quality delivery, solutions and clients
• Consider strategic tuck-in M&A
– clients, capabilities and countries

Convergys 2013 Business Outlook – Reaffirmed

Not included in this guidance is the impact of the Stream acquisition or share repurchase activities.  Also not included in this guidance are results classified within discontinued operations related to the sale of Convergys’ Information
Management business as well as other impacts from corporate simplification actions initiated in prior years such as non-cash pension settlement charges.
($Million) Reaffirmed 2013
Guidance
Revenue ~2,045
Adjusted EBITDA >248
Adjusted EPS ~ $1.10

Summary
•
Combines two strong and well-
performing companies
•
Expands and diversifies client base
•
Adds global reach and service
capabilities
•
Highly accretive transaction
•
Leverages strong balance sheet
•
Enhances revenue, margin
improvement and EPS growth

Key Takeaways A Powerful Combination